UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2014


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54332                  98-0530295
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

5976 Lingering Breeze Street, Las Vegas NV                         89148
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (775) 410-5287

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 13, 2014, Tom Lewis resigned as president, secretary and treasurer of our company. Mr. Lewis remains as a member of our board of directors. The resignation of Mr. Lewis was not the result of any disagreement with our Company regarding our operations, policies, practices or otherwise.

On August 13, 2014, we appointed Brian Goss as president, secretary and treasurer of our company. Mr. Goss currently stands as a member of our board of directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Brian Goss
------------------------------------
Brian Goss
President and Director
Date: August 14, 2014

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